SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2004

HEALTHETECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49871	77-0478611
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 526-5085

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of HealtheTech under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountants

(i) Effective September 14, 2004, the Audit Committee of the Board of Directors of HealtheTech, Inc. (“HealtheTech”) dismissed KPMG LLP as its independent accountants and engaged Horwath Gelfond Hochstadt Pangburn, P.C. to replace KPMG LLP as its independent accountants. HealtheTech’s Audit Committee of the Board of Directors participated in, recommended and approved this change in order to reduce accounting expenses to HealtheTech.

(ii) The reports of KPMG LLP on the consolidated financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through the date of KPMG’s dismissal, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their reports on financial statements for such years.

(iv) During the two most recent fiscal years and through the date of KPMG’s dismissal, there have been no “Reportable Events” (as defined in Regulation S-K, Item 304(a)(1)(v)).

(v) HealtheTech has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 17, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Accountants

(i) On September 14, 2004, the Audit Committee of the Board of Directors of HealtheTech engaged Horwath Gelfond Hochstadt Pangburn, P.C. as HealtheTech’s certifying accountants for the fiscal year ending December 31, 2004. HealtheTech has not consulted with Horwath Gelfond Hochstadt Pangburn, P.C. during its two most recent fiscal years or during any subsequent interim period prior to its engagement as HealtheTech’s accountant regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on HealtheTech’s consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

(ii) HealtheTech requested that Horwath Gelfond Hochstadt Pangburn, P.C. review this Form 8-K and provided Horwath Gelfond Hochstadt Pangburn, P.C. with the opportunity to furnish HealtheTech with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of HealtheTech’s expression of its views, or the respects in which it does not agree with the statements made by HealtheTech in this Form 8-K. Horwath Gelfond Hochstadt Pangburn, P.C. has notified HealtheTech that it has reviewed this Form 8-K and has no basis on which it submit a letter addressed to the Securities and Exchange Commission in response to Item 304 or Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated September 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, HealtheTech has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.

Dated: September 17, 2004	By:	/s/ James W. Dennis
James W. Dennis
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated September 17, 2004.